EXHIBIT 10-P(iv)

THIRD AMENDMENT TO

PRIORITY HEALTHCARE CORPORATION

BROAD BASED STOCK OPTION PLAN

WHEREAS, the Board of Directors of Priority Healthcare Corporation (the “Company”) adopted the Priority Healthcare Corporation Broad Based Stock Option Plan (the “Plan”) on September 15, 1998; and

WHEREAS, the Plan was amended by the Board of Directors of the Company in certain respects not requiring shareholder approval, effective as of February 25, 1999; and

WHEREAS, the Plan was further amended by the Board of Directors of the Company in certain respects not requiring shareholder approval, effective as of November 29, 2000; and

WHEREAS, the Company now desires to further amend the Plan in certain respects not requiring shareholder approval.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 16 of the Plan is hereby amended to read in its entirety as follows:

16. [RESERVED].

2. This Third Amendment to the Plan shall become effective upon its adoption by the Board of Directors of the Company.

Adopted by the Board of Directors of Priority Healthcare Corporation as of May 16, 2005